NEXTMEDIA
--------------------------------------------------------------------------------

                                                                 Exhibit 99.1
FOR IMMEDIATE RELEASE
---------------------

NEXTMEDIA REPORTS SECOND QUARTER 2003 RESULTS

           DENVER, COLORADO, AUGUST 7, 2003 - NextMedia Operating, Inc. announced today financial results for the three and six months ended June 30, 2003.

           Carl Hirsch, Executive Chairman, and Steven Dinetz, President and CEO of NextMedia stated, "Despite the lackluster advertising market during the second quarter, we continued to implement our growth strategy. While our radio revenues were flat, we believe our leading market positions will enable us to grow revenue and broadcast/billboard cash flow, or BCF, when advertising conditions improve. Our outdoor division outperformed our expectations, reflecting improved rates and occupancy levels, a trend that has continued into the current quarter. Even as we continue to invest in our sales and content resources, we are controlling costs, as highlighted by the notable reduction in our second quarter operating expenses. While visibility in the current radio environment remains limited, we believe we are taking the rights steps to build market share, strengthen operating leverage and optimize our returns over the long-term."

ACTUAL FINANCIAL RESULTS
Dollars in millions

                                                        THREE MONTHS ENDED                           SIX MONTHS ENDED
                                                              JUNE 30,                                    JUNE 30,
                                                              --------                                    --------
                                                                             %                                             %
                                               2003          2002         CHANGE             2003         2002          CHANGE
                                               ----          ----         ------             ----         ----          ------
  Net Revenue                                     $27.7        $ 23.6         17.4%            $51.3         $ 42.4         21.0%
  Operating expenses                               16.6          15.1          9.9%             31.9           28.3         12.7%

  Corporate expenses                                2.4           2.2          9.1%              4.4            4.3          2.3%

  Depreciation and amortization                     2.7           1.3        107.7%              5.1            2.6         96.2%
                                              ----------    ----------                     ----------     ----------

Operating income                                    6.0           5.0         20.0%              9.9            7.2         37.5%
  Interest expense, net                             5.8           5.6                           11.5           11.1

  Other (income) expense                            0.1          (1.3)                           0.6           (0.7)
                                              ----------    ----------                     ----------     ----------
Income (loss) before income taxes                   0.1           0.7                           (2.2)          (3.2)

  Provision for taxes                               3.1           2.6                            5.9           18.5
                                              ----------    ----------                     ----------     ----------
Net loss from continuing operations                (3.0)         (1.9)                          (8.1)         (21.7)

  Loss on discontinued operations                   -             3.3                            -              3.5
                                              ----------    ----------                     ----------     ----------
Net loss                                         $ (3.0)       $ (5.2)                         $(8.1)        $(25.2)
                                              ==========    ==========                     ==========     ==========

Non-GAAP Measures (see discussion below):
  BCF                                           $  11.1         $ 8.5         30.6%            $19.4         $ 14.1         37.6%
  Adjusted EBITDA                                   8.7           6.3         38.1%             15.0            9.8         53.1%


  Note: Each non-GAAP measure presented in the table above is reconciled to the most directly comparable GAAP measure in Schedule 1 of this release.

PRO FORMA FINANCIAL RESULTS (SEE DISCUSSION BELOW)
Dollars in millions

                                        THREE MONTHS ENDED                                 SIX MONTHS ENDED
                                             JUNE 30,                                          JUNE 30,
                                             --------                                          --------
                                                          $            %                                  $             %
                            2003        2002           CHANGE       CHANGE     2003        2002        CHANGE        CHANGE
                            ----        ----           ------       ------     ----        ----        ------        ------
Radio                        $ 19.5     $ 19.6        $ (0.1)        -0.5%      $ 35.5      $ 35.0       $  0.5        1.4%

Outdoor                         8.2        7.9           0.3          3.8%        15.9        14.6          1.3        8.9%
                         ----------  ----------      --------                ----------   ---------    ---------
NET REVENUE                  $ 27.7     $ 27.5        $  0.2          0.7%      $ 51.4      $ 49.6       $  1.8        3.6%

Radio                        $ 11.5     $ 11.6        $ (0.1)        -0.9%      $ 21.8      $ 21.8       $    -        0.0%
                                                     --------

Outdoor                         5.1        5.6          (0.5)        -8.9%        10.2        10.4         (0.2)      -1.9%
                         ----------  ----------      --------                ----------   ---------    ---------
OPERATING EXPENSES           $ 16.6     $ 17.2        $ (0.6)        -3.5%      $ 32.0      $ 32.2       $ (0.2)      -0.6%
                                                     --------

Radio                        $  8.0     $  8.0        $ (0.0)         0.0%      $ 13.7      $ 13.2       $  0.5        3.8%
                                                     --------

Outdoor                         3.1        2.3           0.8         34.8%         5.7         4.2          1.5       35.7%
                         ----------  ----------      --------                ----------   ---------    ---------
BCF                          $ 11.1     $ 10.3        $  0.8          7.8%      $ 19.4      $ 17.4       $  2.0       11.5%
                                                     --------

CORPORATE EXPENSES           $  2.4     $  2.2        $  0.2          9.1%      $  4.4       $ 4.3       $  0.1        2.3%
                         ----------  ----------      --------                ----------   ---------    ---------

  ADJUSTED EBITDA            $ 8.7      $  8.1        $  0.6          7.4%      $ 15.0      $ 13.1       $  1.9       14.5%
                         ==========  ==========      ========                ==========   =========    =========


 Note: Each non-GAAP measure presented in the table above is reconciled to the most directly comparable GAAP measure in Schedule 2 of this release.


DISCUSSION OF NON-GAAP MEASURES

Throughout this release, NextMedia refers to certain financial measures that are not calculated in accordance with GAAP, namely Broadcast/Billboard Cash Flow ("BCF") and Adjusted EBITDA. BCF is defined as operating income before depreciation, amortization, and corporate expenses. EBITDA is defined as earnings before interest, taxes and depreciation and amortization. Adjusted EBITDA is defined as operating income before depreciation and amortization. Because this definition excludes Other (income) expense and losses from discontinued operations, it is not referred to as EBITDA and may not be comparable to EBITDA as reported by other companies in our industry.

BCF measures the amount of cash income generated each period solely from the operation of the Company's radio and outdoor advertising markets and is an important measure of market level performance. Adjusted EBITDA measures the amount of income generated each period which is available for capital investment, debt service and taxes after the incurrence of market and corporate expenses. Because both BCF and Adjusted EBITDA exclude charges for capital and financing activities and taxes, management believes they are useful in comparing the day to day operating performance of the Company with its peers because the industry in which the Company operates is characterized by variations in capital structure and tax position.

Although BCF and Adjusted EBITDA are not measures calculated in accordance with GAAP, management believes that they are useful to an investor in evaluating the Company's operating performance. Management uses these measures as the key indicators of market level operating performance, company-wide financial performance and overall profitability. Additionally, these measures are widely used to evaluate performance and value companies in the radio and outdoor advertising industries and by the investors who follow these industries. Because BCF and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income or net income (loss) as an indicator of operating performance. In addition, these measures do not necessarily represent funds available for discretionary use, and are not necessarily a measure of the Company's ability to fund its cash needs. Because these measures exclude certain financial information compared with net income (loss), users of this financial information should consider the types of events and transactions which are excluded.

Additionally, the Company presents certain financial data (both GAAP and non-GAAP) on a pro forma basis. Pro forma includes the historical results of all assets owned and operated as of August 6, 2003 and eliminates the results of operations of assets disposed of prior to August 6, 2003, for all periods presented. As a result, these amounts do not include the results of operations of assets to be acquired in the future and do not eliminate the results of operations of assets to be disposed in the future. This basis of presentation is also non-GAAP. Because the Company has grown through a series of acquisitions, management believes that a pro forma presentation is useful insomuch as it presents the historical financial performance of the assets operated by the Company. As a result of this presentation, investors may evaluate the performance of the Company's assets on a "same asset" basis excluding the impact of acquisitions or dispositions. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included in Schedules 1 and 2 to this release.

RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2003

GAAP Measures

           For the three months ended June 30, 2003, net revenue increased 17.4% to $27.7 million compared to $23.6 million for the three months ended June 30, 2002. Operating income increased 20.0% to $6.0 million for the three months ended June 30, 2003 from $5.0 million for the three months ended June 30, 2002. Additionally, net loss decreased from $5.2 million for the three months ended June 30, 2002 to $3.0 million for the three months ended June 30, 2003. The net loss for the three months ended June 30, 2002 contains a $3.3 million loss on discontinued operations related to the sale of radio assets in our Panama City market.

Non-GAAP Measures

           BCF for the three months ended June 30, 2003 increased 30.6% to $11.1 million compared to $8.5 million in the three months ended June 30, 2002. As a result, Adjusted EBITDA for the three months ended June 30, 2003 increased 38.1% to $8.7 million compared to $6.3 million for the three months ended June 30, 2002.

Pro Forma Non-GAAP Measures

           On a pro forma basis, net revenue for the three months ended June 30, 2003 increased 0.7% to $27.7 million compared to $27.5 million for the three months ended June 30, 2002. Pro forma BCF for the three months ended June 30, 2003 increased 7.8% to $11.1 million compared to $10.3 million for the three months ended June 30, 2002. Pro forma Adjusted EBITDA increased 7.4% to $8.7 million from $8.1 million for the same periods.

           On a pro forma basis, radio division net revenue decreased 0.5% for the three months ended June 30, 2003 to $19.5 million from $19.6 million for the three months ended June 30, 2002. Radio division pro forma BCF was flat at $8.0 million for both the three months ended June 30, 2003 and the three months ended June 30, 2002. On a pro forma basis, outdoor division net revenue increased 3.8% for the three months ended June 30, 2003 to $8.2 million from $7.9 million for the three months ended June 30, 2002. Outdoor division pro forma BCF increased 34.8% to $3.1 million for the three months ended June 30, 2003 from $2.3 million for the three months ended June 30, 2002.

RESULTS FOR THE SIX MONTHS ENDED JUNE 30, 2003

GAAP Measures

           For the six months ended June 30, 2003, net revenue increased 21.0% to $51.3 million compared to $42.4 million for the six months ended June 30, 2002. Operating income increased 37.5% to $9.9 million for the six months ended June 30, 2003 from $7.2 million for the six months ended June 30, 2002. Additionally, net loss decreased from $25.2 million for the six months ended June 30, 2002 to $8.1 million for the six months ended June 30, 2003. The net loss for the six months ended June 30, 2002 contains a $3.5 million loss on discontinued operations related to the sale of radio assets in our Panama City market and a non-cash tax expense of $11.6 million related to the adoption of SFAS 142.

Non-GAAP Measures

           BCF for the six months ended June 30, 2003 increased 37.6% to $19.4 million compared to $14.1 million in the six months ended June 30, 2002. As a result, Adjusted EBITDA for the six months ended June 30, 2003 increased 53.1% to $15.0 million compared to $9.8 million for the six months ended June 30, 2002.

Pro Forma Non-GAAP Measures

           On a pro forma basis, net revenue for the six months ended June 30, 2003 increased 3.6% to $51.4 million compared to $49.6 million for the six months ended June 30, 2002. Pro forma BCF for the six months ended June 30, 2003 increased 11.5% to $19.4 million compared to $17.4 million for the six months ended June 30, 2002. Pro forma Adjusted EBITDA increased 14.5% to $15.0 million from $13.1 million for the same period.

           On a pro forma basis, radio division net revenue increased 1.4% for the six months ended June 30, 2003 to $35.5 million from $35.0 million for the six months ended June 30, 2002. Radio division pro forma BCF increased 3.8% for the six months ended June 30, 2003 to $13.7 million from $13.2 million for the six months ended June 30, 2002. On a pro forma basis, outdoor division net revenue increased 8.9% for the six months ended June 30, 2003 to $15.9 million from $14.6 million for the six months ended June 30, 2002. Outdoor division pro forma BCF increased 35.7% to $5.7 million for the six months ended June 30, 2003 from $4.2 million for the six months ended June 30, 2002.

LIQUIDITY AND FINANCIAL POSITION

           At June 30, 2003, the Company had long-term debt of $234.0 million and cash on-hand of approximately $11.1 million. Approximately $12.5 million was available for borrowing under the Company's senior credit facility. The table below shows the Company's actual capitalization at June 30, 2003 and does not give effect to any pending acquisitions or dispositions.

                                                 CAPITALIZATION AT
                                                   JUNE 30, 2003
                                                   -------------
                                                   (In thousands)

Cash and short-term investments                     $  11,100

Senior credit facility                                 36,500
10.75 % senior subordinated notes                     197,474
                                                    ---------
Total Debt                                          $ 233,974
                                                    ---------

Net debt                                            $ 222,874
Stockholder's equity                                  276,365
                                                    ---------
Total Capitalization                                $ 499,239
                                                    ---------

CAPITAL EXPENDITURES

           The following table sets forth our capital expenditures for the six months ended June 30, 2003. Recurring capital expenditures are related to the maintenance of our existing broadcast facilities and outdoor structures. Non-recurring capital expenditures are related primarily to radio signal upgrades and facility consolidations. Revenue producing capital expenditures are related to the construction of new outdoor structures that management believes will generate future revenues. Management believes that identifying the various components of the Company's total capital expenditures enables investors to better understand the types of capital projects the Company undertakes and their potential impact on future financial results. This table may not be indicative of future capital expenditures.

                                                    SIX MONTHS ENDED
                                                      JUNE 30, 2003
                                                      -------------
                                                      (in thousands)

           Recurring                                     $ 1,159
           Non-recurring                                     183
           Revenue producing                               1,621
                                                         --------

                     Total capital expenditures          $ 2,963
                                                         --------

THIRD QUARTER GUIDANCE

Assuming no material changes in economic conditions or extraordinary world events, management currently expects third quarter net revenue will be between $27.8 million and $28.2 million, BCF will be between $10.3 million and $10.8 million, and Adjusted EBITDA will be between $8.3 million and $8.5 million. The table below presents the low end of this guidance range in a comparative format. A reconciliation of the non-GAAP measures included in this table to the most directly comparable GAAP measure is included in Schedule 3 to this release.

                                THREE MONTHS ENDED                                  TWELVE MONTHS        TWELVE MONTHS
                                   SEPTEMBER 30,                                        ENDED                ENDED
                               2003            2002            $          %         JUNE 30, 2003      SEPTEMBER 30, 2003
                             GUIDANCE       PRO FORMA       CHANGE     CHANGE         PRO FORMA           GUIDANCE (1)
                             --------       ---------       ------     ------         ---------           ------------
                          -------------  ---------------                         -------------------  --------------------
                                A               B                                         C                    D
                          -------------  ---------------                         -------------------  --------------------
  Radio                      $   19.4       $    19.4      $    -           0%       $       74.9        $          74.9

  Outdoor                         8.4             7.9          0.5          6%               31.7                   32.2
                            ---------       ---------      -------                   ------------        ---------------
  NET REVENUE                $   27.8       $    27.3      $   0.5          2%       $      106.6        $         107.1

  Radio                      $   12.1       $    11.7      $   0.4          3%       $       45.8        $          46.2

  Outdoor                         5.4             5.2          0.2          4%               20.7                   20.9
                            ---------       ---------      -------                   ------------        ---------------
  OPERATING EXPENSES         $   17.5       $    16.9      $   0.6          4%       $       66.5        $          67.1

  Radio                      $    7.3       $     7.7      $  (0.4)        -5%       $       29.1        $          28.7

  Outdoor                         3.0             2.7          0.3         11%               11.0                   11.3
                            ---------       ---------      -------                   ------------        ---------------
  BCF                       $    10.3       $    10.4      $  (0.1)        -1%       $       40.1        $          40.0

  CORPORATE EXPENSES        $     2.0       $     2.1      $  (0.1)        -5%       $        8.2        $           8.1
                            ---------       ---------      -------                   ------------        ---------------

  ADJUSTED EBITDA           $     8.3       $     8.3      $   -            0%       $       31.9        $          31.9
                            =========       =========      =======                   ============       ================


SECOND QUARTER 2003 CONFERENCE CALL

           The Company will host a teleconference to discuss its second quarter results on Thursday, August 7, 2003 at 3:00 p.m. Eastern Time. To access the teleconference, please dial 973-935-8504 ten minutes prior to the start time. If you cannot listen to the teleconference at its scheduled time, there will be a replay available through Monday, August 11, 2003 at midnight Eastern Time. The replay can be accessed by dialing 877-519-4471 (U.S.), 973-341-3080 (Int'l), passcode 4066507.

ABOUT NEXTMEDIA

           NextMedia Operating, Inc. is a diversified out-of-home media company headquartered in Denver, Colorado. NextMedia, through its subsidiaries and affiliates, owns and operates 60 stations in 15 markets throughout the United States and more than 5,600 bulletin and poster displays. Additionally, NextMedia owns advertising displays in more than 5,300 retail locations across the United States. Investors in NextMedia's ultimate parent entity, NextMedia Investors, LLC, include Thomas Weisel Capital Partners, Alta Communications, Weston Presidio Capital and Goldman Sachs Capital Partners, as well as senior management. NextMedia was founded by veteran media executives Carl E. Hirsch, Executive Chairman, and Steven Dinetz, President and CEO.

FORWARD-LOOKING STATEMENTS

           This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Such statements include statements regarding intent, belief, or current expectations of the company's directors or officers, primarily with respect to future operating performance of the company. Any such forward-looking statements are not guarantees of future performance, and may involve risks and uncertainties. Actual results may differ from those in the forward-looking statements, as the result of various factors.


                           (Financial Tables Attached)

CONTACT:

Sean Stover
Chief Financial Officer
NextMedia Group, Inc.
303-694-9118

Todd St. Onge / Kim Holt
Brainerd Communicators, Inc.
212-986-6667
stonge@braincomm.com
holt@braincomm.com

                                   Schedule 1
                           Reconciliation of Non-GAAP
                            Actual Financial Results
                                  (in millions)

                                                    THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                         JUNE 30,                              JUNE 30,
                                                        --------                              --------
                                                 2003               2002               2003               2002
                                                 ----               ----               ----               ----
Reconciliation of BCF:
Operating income                               $    6.0           $    5.0           $    9.9            $    7.2
Plus:

  Corporate expenses                                2.4                2.2                4.4                 4.3

  Depreciation and amortization                     2.7                1.3                5.1                 2.6
                                              ----------         ----------         ----------          ----------
BCF                                            $   11.1           $    8.5           $   19.4            $   14.1
                                              ==========         ==========         ==========          ==========

Reconciliation of Adjusted EBITDA:
Net loss                                       $   (3.0)          $   (5.2)          $   (8.1)           $  (25.2)
Plus:

  Loss on discontinued operations                     -                3.3                  -                 3.5

  Non-cash taxes                                    3.1                2.6                5.9                18.5

  Other (income) expense                            0.1               (1.3)               0.6                (0.7)

  Interest expense, net                             5.8                5.6               11.5                11.1

  Depreciation and amortization                     2.7                1.3                5.1                 2.6
                                              ----------         ----------         ----------          ----------
Adjusted EBITDA                                $    8.7           $    6.3           $   15.0            $    9.8
                                              ==========         ==========         ==========          ==========


                                   Schedule 2
                       Reconciliation of Non-GAAP Measures
                           Pro Forma Financial Results
                                  (in millions)

                                                             THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                  JUNE 30,                              JUNE 30,
                                                                  --------                              --------
                                                          2003               2002               2003               2002
                                                          ----               ----               ----               ----
Reconciliation of pro forma radio net revenue:
Actual radio net revenue                               $    19.5           $   16.8           $   35.4           $   30.1
Adjustment due to acquisitions                               -                  2.8                0.1                4.9
                                                      -----------         ----------         ----------         ----------
Pro forma radio net revenue                            $    19.5           $   19.6           $   35.5           $   35.0
                                                      ===========         ==========         ==========         ==========

Reconciliation of pro forma outdoor net revenue:
Actual outdoor net revenue                             $     8.2           $    6.8           $   15.9           $   12.3
Adjustment due to acquisitions                               -                  1.1                -                  2.3
                                                      -----------         ----------         ----------         ----------
Pro forma outdoor net revenue                          $     8.2           $    7.9           $   15.9           $   14.6
                                                      ===========         ==========         ==========         ==========

Reconciliation of total pro forma net revenue:
Actual net revenue                                     $    27.7           $   23.6           $   51.3           $   42.4
Adjustment due to acquisitions                               -                  3.9                0.1                7.2
                                                      -----------         ----------         ----------         ----------
Pro forma net revenue                                  $    27.7           $   27.5           $   51.4           $   49.6
                                                      ===========         ==========         ==========         ==========


                                                             THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                  JUNE 30,                              JUNE 30,
                                                                  --------                              --------
                                                          2003               2002               2003               2002
                                                          ----               ----               ----               ----

Reconciliation of pro forma radio operating expenses:
Actual radio operating expenses                        $    11.5           $   10.1           $   21.7           $   19.1
Adjustment due to acquisitions                               -                  1.5                0.1                2.7
                                                      -----------         ----------         ----------         ----------
Pro forma radio operating expenses                     $    11.5           $   11.6           $   21.8           $   21.8
                                                      ===========         ==========         ==========         ==========

Reconciliation of pro forma outdoor operating expenses:
Actual outdoor operating expenses                      $     5.1           $    5.0           $   10.2           $    9.2
Adjustment due to acquisitions                               -                  0.6                -                  1.2
                                                      -----------         ----------         ----------         ----------
Pro forma outdoor operating expenses                   $     5.1           $    5.6           $   10.2           $   10.4
                                                      ===========         ==========         ==========         ==========

Reconciliation of pro forma total operating expenses:
Actual operating expenses                              $    16.6           $   15.1           $   31.9           $   28.3
Adjustment due to acquisitions                               -                  2.1                0.1                3.9
                                                      -----------         ----------         ----------         ----------
Pro forma operating expenses                           $    16.6           $   17.2           $   32.0           $   32.2
                                                      ===========         ==========         ==========         ==========


                       Reconciliation of Non-GAAP Measures
                           Pro Forma Financial Results
                                  (in millions)

                                                                THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                     JUNE 30,                               JUNE 30,
                                                                     --------                               --------
                                                             2003                2002               2003               2002
                                                             ----                ----               ----               ----
Reconciliation of pro forma BCF to operating income
Operating income                                          $    6.0            $    5.0           $    9.9           $    7.2
Plus:
  Corporate expenses                                           2.4                 2.2                4.4                4.3
  Depreciation and amortization                                2.7                 1.3                5.1                2.6
  Adjustment due to acquisition                                -                   1.8                 -                 3.3
                                                         ----------          ----------         ----------         ----------
Pro forma BCF                                             $   11.1            $   10.3           $   19.4           $   17.4
                                                         ==========          ==========         ==========         ==========

Reconciliation of pro forma Adjusted EBITDA to net loss
Net loss                                                  $   (3.0)           $   (5.2)          $   (8.1)     $       (25.2)
Plus:
  Loss on discontinued operations                              -                   3.3                  -                3.5
  Non-cash taxes                                               3.1                 2.6                5.9               18.5
  Other (income) expense                                       0.1                (1.3)               0.6               (0.7)
  Interest expense, net                                        5.8                 5.6               11.5               11.1
  Depreciation and amortization                                2.7                 1.3                5.1                2.6
  Adjustment due to acquisition                                -                   1.8                 -                 3.3
                                                         ----------          ----------         ----------         ----------
Pro forma Adjusted EBITDA                                 $    8.7            $    8.1           $   15.0           $   13.1
                                                         ==========          ==========         ==========         ==========


                                  Schedule 3
                       Reconciliation of Non-GAAP Measures
                                    Guidance
                                  (in millions)

                                                           THREE MONTHS ENDED                TWELVE MONTHS
                                                               SEPTEMBER 30,                     ENDED
                                                         2003               2002             JUNE 30, 2003
                                                         ----               ----             -------------
Reconciliation of radio net revenue:
Guidance/Actual radio net revenue                      $   19.4            $   16.8            $     69.3
Adjustment due to acquisitions                              -                   2.6                   5.6
                                                      ----------          ----------          ------------
Guidance/Pro forma radio net revenue                   $   19.4            $   19.4            $     74.9
                                                      ==========          ==========          ============

Reconciliation of outdoor net revenue:
Guidance/Actual outdoor net revenue                    $    8.4            $    7.1            $     30.8
Adjustment due to acquisitions                              -                   0.8                   0.9
                                                      ----------          ----------          ------------
Guidance/Pro forma outdoor net revenue                 $    8.4            $    7.9            $     31.7
                                                      ==========          ==========          ============

Reconciliation of total net revenue:
Guidance/Actual net revenue                            $   27.8            $   23.9            $    100.1
Adjustment due to acquisitions                              -                   3.4                   6.5
                                                      ----------          ----------          ------------
Guidance/Pro forma net revenue                         $   27.8            $   27.3            $    106.6
                                                      ==========          ==========          ============



                                                           THREE MONTHS ENDED                TWELVE MONTHS
                                                               SEPTEMBER 30,                     ENDED
                                                         2003               2002             JUNE 30, 2003
                                                         ----               ----             -------------

Reconciliation of radio operating expenses:
Guidance/Actual radio operating expenses               $   12.1            $   10.3            $     42.7
Adjustment due to acquisitions                              -                   1.4                   3.1
                                                      ----------          ----------          ------------
Guidance/Pro forma radio operating expenses            $   12.1            $   11.7            $     45.8
                                                      ==========          ==========          ============

Reconciliation of outdoor operating expenses
Guidance/Actual outdoor operating expenses             $    5.4            $    4.8            $     20.2
Adjustment due to acquisitions                              -                   0.4                   0.5
                                                      ----------          ----------          ------------
Guidance/Pro forma outdoor operating expenses          $    5.4            $    5.2            $     20.7
                                                      ==========          ==========          ============

Reconciliation of total operating expenses
Guidance/Actual operating expenses                     $   17.5            $   15.1            $     62.9
Adjustment due to acquisitions                              -                   1.8                   3.6
                                                      ----------          ----------          ------------
Guidance/Pro forma operating expenses                  $   17.5            $   16.9            $     66.5
                                                      ==========          ==========          ============

                       Reconciliation of Non-GAAP Measures
                                    Guidance

                                                                   THREE MONTHS ENDED                  TWELVE MONTHS
                                                                      SEPTEMBER 30,                        ENDED
                                                                2003                2002               JUNE 30, 2003
                                                                ----                ----               -------------
Reconciliation of BCF to operating income
Guidance/Actual operating income                            $      6.5            $    5.3              $     (21.9)
Plus:
  Corporate expenses                                               2.0                 2.1                      8.2
  Depreciation and amortization                                    1.8                 1.4                      7.9
  Impairment loss                                                  -                   -                       43.0

  Adjustment due to acquisitions                                   -                   1.6                      2.9
                                                           ------------          ----------            -------------
Guidance/Pro forma BCF                                      $     10.3            $   10.4              $      40.1
                                                           ============          ==========            =============

Reconciliation of Adjusted EBITDA to operating income
Guidance/Actual net loss                                    $     (3.4)           $   (1.2)             $     (36.3)
Plus:
  Loss on discontinued operations                           $      -              $    -                $       -
  Non-cash taxes                                            $      3.0            $    1.8              $      (8.3)
  Other (income) expense                                    $      0.2            $   (0.9)             $      (0.2)
  Interest expense, net                                     $      5.8            $    5.6              $      22.8
  Depreciation and amortization                                    2.7                 1.4                      8.0
  Impairment loss                                                  -                   -                       43.0
  Adjustment due to acquisitions                                   -                   1.6                      2.9
                                                           ------------          ----------            -------------
Guidance/Pro forma Adjusted EBITDA                          $      8.3            $    8.3              $      31.9
                                                           ============          ==========            =============